UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 26, 2012

TEREX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

6.0% Senior Notes due 2021

On November 26, 2012, Terex Corporation (“Terex” or the “Company”) completed an offering of $850,000,000 aggregate principal amount of its 6.0% Senior Notes due 2021 (the “Senior Notes”).  In connection with the offering, the Company entered into a supplemental indenture, as described in the following paragraphs.

The Senior Notes were issued pursuant to an indenture dated as of July 20, 2007 (the “Senior Indenture”), between the Company and HSBC Bank USA, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of November 26, 2012 (the “Supplemental Indenture” and, together with the Senior Indenture, the “Senior Notes Indenture”), between the Company, the guarantors named therein (the “Guarantors”) and the Trustee. The Senior Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by certain of the Company’s existing and future wholly-owned domestic subsidiaries.  A copy of the Senior Notes Indenture is set forth as Exhibit 4.1 to the Company’s automatic shelf registration statement on Form S-3 (No. 333-144796) filed July 24, 2007, and is incorporated herein by reference.  A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1, and is incorporated herein by reference.  The descriptions of the Senior Notes Indenture and the Senior Notes (a form of which is attached as an exhibit to the Supplemental Indenture) in this report are only summaries and are qualified in their entirety by reference to the terms of the Senior Notes Indenture and the Senior Notes, respectively.

The Supplemental Indenture and the Senior Notes provide, among other things, that the Senior Notes will be the Company’s senior obligations and will rank equally in right of payment with all of the Company’s senior unsecured indebtedness.  The Senior Notes will bear interest from November 26, 2012 at an annual rate of 6.0%, payable semi-annually on each May 15 and November 15 during which the Senior Notes are outstanding, commencing on May 15, 2013.  The Senior Notes will mature on May 15, 2021.  The Company may redeem the Senior Notes in whole or in part, on or after November 15, 2016, at the redemption prices set forth in the Supplemental Indenture.  Prior to November 15, 2016, the Company may redeem the Senior Notes, in whole or in part, at a price equal to 100% of the principal amount thereof plus a “make-whole” premium set forth in the Supplemental Indenture.  In addition, prior to November 15, 2015, the Company may redeem up to 35% of the Senior Notes from the proceeds of certain equity offerings.  Upon certain change of control events (as defined in the Supplemental Indenture), the holders of the Senior Notes may require the Company to repurchase all or a portion of the Senior Notes at a purchase price of 101% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase.

The terms of the Supplemental Indenture, among other things, limit the ability of the Company and its restricted subsidiaries to (i) incur additional indebtedness, (ii) issue preferred stock, (iii) create or incur certain liens, (iv) pay dividends and make other restricted payments, (v) create restrictions on dividend and other payments to the Company from certain of its subsidiaries, (vi) sell assets and subsidiary stock, (vii) engage in transactions with affiliates, (viii) consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries, (ix) enter into certain sale/leaseback transactions and (x) create unrestricted subsidiaries. These covenants are subject to a number of important exceptions and qualifications. The Supplemental Indenture provides for customary events of default which include, among other things, (subject in certain cases to customary grace and cure periods) defaults based on: (i) the failure to make payments under the Supplemental Indenture when due, (ii) breach of covenants, (iii) acceleration of other material indebtedness, (iv) bankruptcy events and (v) material judgments. Generally, if an event of default occurs, the trustee or the holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all of the Senior Notes to be due and payable.

The Trustee and its affiliates maintain relationships in the ordinary course of business with the Company and its subsidiaries, including the provision of commercial banking, investment banking, trustee and/or other financial services.

8.0% Senior Subordinated Notes due 2017

On November 7, 2012, Terex commenced a tender offer (the “Tender Offer”)  to purchase for cash any and all of its outstanding 8.0% Senior Subordinated Notes due 2017 (the “Subordinated Notes”).  In conjunction with the Tender Offer, Terex solicited consents to certain proposed amendments to the indenture governing the Subordinated Notes to eliminate most of the covenants, certain events of default applicable to the Notes and certain other provisions contained in the Indenture (the “Proposed Amendments”).

On November 26, 2012, Terex announced that approximately 85% of the Subordinated Notes were validly tendered and accepted for purchase by the Company.  Terex also received the requisite consents in the consent solicitation to execute a supplemental indenture dated November 26, 2012 between the Company, the Guarantors and the Trustee (the “Subordinated Notes Supplemental Indenture”) to implement the Proposed Amendments.  The foregoing description of the Proposed Amendments and the Subordinated Notes Supplemental Indenture is qualified in its entirety by reference to the Subordinated Notes Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report relating to the Senior Notes is also responsive to Item 2.03 of this report and is incorporated by reference into this Item 2.03.

Item 3.03.  Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this report relating to the Subordinated Notes is also responsive to Item 3.03 of this report and is incorporated by reference into this Item 3.03.

Item 8.01.  Other Events.

The Company issued a press release on November 26, 2012 announcing that it has completed its previously announced offering of the Senior Notes.  A copy of this press release is included as Exhibit 99.1 and is hereby incorporated by reference into this Form 8-K.

The Opinion and Consent of Fried, Frank, Harris, Shriver and Jacobson LLP as to the validity of the Senior Notes and the guarantees offered and sold pursuant to the registration statement are filed herewith and are incorporated by reference into the registration statement for the Senior Notes.

The Opinion and Consent of Eric I Cohen, General Counsel to Terex Corporation as to the due authorization, execution and delivery of the guarantees offered and sold pursuant to the registration statement are filed herewith and are incorporated by reference into the registration statement for the Senior Notes.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

4.1

Fourth Supplemental Indenture, dated as of November 26, 2012, to the Senior Debt Indenture dated as of July 20, 2007, among the Company, the Guarantors and the Trustee.

4.2

Supplemental Indenture, dated as of November 26, 2012, to the Indenture dated as of July 20, 2007, among the Company, the Guarantors and the Trustee.

5.1

Opinion of Fried, Frank, Harris, Shriver and Jacobson LLP as to the validity of the Senior Notes and the guarantees thereof.

5.2

Opinion of Eric I Cohen as to the due authorization, execution and delivery of the guarantees of the Senior Notes.

23.1

Consent of Fried, Frank, Harris, Shriver and Jacobson LLP (contained in Exhibit 5.1)

23.2

Consent of Eric I Cohen (contained in Exhibit 5.2)

99.1

Press release of Terex Corporation issued on November 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2012

TEREX CORPORATION

By:	/s/ Phillip C. Widman
Phillip C. Widman
Senior Vice President and Chief Financial Officer